                        FIRST AMENDMENT TO THIRD AMENDED
                         AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of the 17th day of September, 1997, and entered into among Clear Channel Communications, Inc., a Texas corporation (herein, together with its successors and assigns, called the "Company"), the Lenders (as defined in the Credit Agreement as defined below), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Lender for itself and the Lenders (the "Administrative Lender"), THE FIRST NATIONAL BANK OF BOSTON, as Documentation Agent, BANK OF MONTREAL, as Co-Syndication Agent and TORONTO DOMINION (TEXAS), INC., as Co-Syndication Agent.

                                  WITNESSETH:

         WHEREAS, the Company, the Lenders and the Administrative Lender entered into a Third Amended and Restated Credit Agreement, dated April 10, 1997 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Company has requested that the Credit Agreement be amended to eliminate the requirement that a Restricted Subsidiary execute a Subsidiary Guaranty under the terms of the Credit Agreement;

         WHEREAS, the Lenders, the Administrative Lender and the Company have agreed to amend the Credit Agreement upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Company, the Lenders and the Administrative Lender agree as follows:

         SECTION 1.  Definitions.

         (a) In General. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         (b) Definition of Loan Documents. The definition of "Loan Documents" is hereby amended and restated in its entirety as follows:

                 "Loan Documents" means this Agreement, the Revolving Credit Notes, the Bid Rate Notes, fee letters, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary or any other Person in connection herewith or as security for the Obligations.

         (c) Definition of Restricted Subsidiary. The definition of "Restricted Subsidiary" is hereby amended and restated in its entirety as follows:

                 "Restricted Subsidiary" means any Subsidiary of Borrower which is not an Unrestricted Subsidiary together with ARN and NRNZ.

         (d) Definition of Subsidiary Guaranty. The definition of "Subsidiary Guaranty" is deleted in it entirety.

         (e) Definition of Unrestricted Subsidiary. The definition of "Unrestricted Subsidiary" is hereby amended and restated in its entirety as follows:

                 "Unrestricted Subsidiary" means those Subsidiaries designated as Unrestricted Subsidiaries on Schedule 7, any entity acquired by an Investment after the Agreement Date to the extent permitted pursuant to Section 7.3(h) hereof or by complying with the terms and provisions of Section 5.12(a) hereof. An Unrestricted Subsidiary may become a Restricted Subsidiary and subject to the provisions hereof by Borrower's designation thereof in accordance with the terms and provisions of Section 5.12(b), as applicable.

         SECTION 2. Section 2.16(e)(vi). Section 2.16(e)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 (vi) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any Guaranty, for all or any of the Obligations of the Borrower in respect of the Letters of Credit or any Revolving Credit Advance pursuant to Section 2.16(c); or

         SECTION 3. Section 5.12. Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 Section 5.12     Conversion of Unrestricted Subsidiaries.

         (a) Provided there shall exist no Default or Event of Default both prior to and after giving effect to the conversion of any Restricted Subsidiary to an Unrestricted Subsidiary, the Borrower may, in the Borrower's sole discretion and upon 30 days' written notice to the Lenders, cause any Restricted Subsidiary to become an Unrestricted Subsidiary.

         (b) Provided there shall exist no Default or Event of Default both prior to and after giving effect to the conversion of any Unrestricted Subsidiary to a Restricted Subsidiary, Borrower may, in the Borrower's sole discretion and upon 30 days' written notice to the Lenders, cause any Unrestricted Subsidiary to become a Restricted Subsidiary; provided, that such Subsidiaries otherwise meet the requirements contained in this Agreement for such designation including but not limited to the definition of Subsidiary.

         SECTION 4. Section 7.3(e). Section 7.3(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 (e) Investments in newly-formed or existing Restricted Subsidiaries (i) that are subject to the provisions hereof and (ii) that executed an Intercompany Note;

         SECTION 5. Section 8.1(k). Section 8.1(k) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                 (a) The Borrower or any Restricted Subsidiary shall default in the payment of any Indebtedness in an aggregate amount of $5,000,000 or more beyond any grace period provided with respect thereto, or shall default in the performance of any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period or an event shall occur with respect to such Indebtedness, if the effect of such default or event is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to cause such Indebtedness to become due prior to its date of maturity or cause such Indebtedness to be prepaid, repurchased or redeemed;

         SECTION 6. Conditions Precedent. This First Amendment shall not be effective until (a) the Administrative Lender shall have received executed signature pages from the Company, the Administrative Lender and all the Lenders and (b) the Company shall have received an investment rating equal to or better than (i) BBB- from Standard & Poor's Ratings Services, a Division of The McGraw-Hill, Inc. or (ii) Baa3 from Moody's Investors Services, Inc.

         SECTION 7. Representations and Warranties. The Company represents and warrants to the Lenders and the Administrative Lender that (a) this First Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect.

         SECTION 8. Entire Agreement; Ratification. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         SECTION 9. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 10. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO THE FEDERAL LAWS OF THE UNITED STATES.

         SECTION 11. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE COMPANY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE COMPANY AGAINST THE ADMINISTRATIVE LENDER OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE LENDER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

         SECTION 12. WAIVER OF JURY TRIAL. THE COMPANY, THE ADMINISTRATIVE LENDER AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, this First Amendment to Third Amended and Restated Credit Agreement is executed as of the date first set forth above.


                             CLEAR CHANNEL COMMUNICATIONS, INC.



                             By:      /s/ RANDALL T. MAYS
                                      ----------------------------------------
                                      Name: Randall T. Mays
                                           -----------------------------------
                                      Title: VP
                                            ----------------------------------

                             NATIONSBANK OF TEXAS, N.A.,
                             Individually and as Administrative Lender



                             /s/ ROSARIO M. ECHEVERRIA
                             -------------------------------------------------
                             By: Rosario M. Echeverria
                                ----------------------------------------------
                             Its: Vice President
                                 ---------------------------------------------

                             901 Main Street
                             64th Floor
                             Dallas, Texas  75202
                             Attn:    David Williams
                                      Title:  Vice President

                             BANK BOSTON, N.A., formerly known as THE FIRST NATIONAL BANK OF BOSTON, as a Lender and as Documentation Agent



                             By:      /s/ LENNY L. MASON
                                      ----------------------------------------
                                      Name:   Lenny L. Mason
                                      Title:  Vice President

                             100 Federal Street
                             Boston, Massachusetts 02110
                             Attn:    Lenny L. Mason
                                      Title:  Vice President

                             BANK OF MONTREAL, as a Lender and as
                             Co-Syndication Agent



                             By:      /s/ W. T. CALDER
                                      ----------------------------------------
                                      Name:   W. T. Calder
                                      Title:  Director, Head of Financing

                             430 Park Avenue
                             New York, New York 10022
                             Attn:    Ola Anderssen
                                      Title:  Director

                             TORONTO DOMINION (TEXAS), INC., as a Lender and as Co-Syndication Agent



                             By:      /s/ DARLENE RIEDEL
                                      ----------------------------------------
                                      Name:   Darlene Riedel
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             Houston Agency
                             909 Fannin Street, 17th Floor
                             Houston, Texas 77010
                             Attn:    Lisa Allison
                                      Title:

                             ABN AMRO BANK N.V., HOUSTON AGENCY



                             By:      /s/ LAURIE C. TUZO
                                      ----------------------------------------
                                      Name:  Laurie C. Tuzo
                                      Title:    Group Vice President



                             By:      /s/ DAVID P. ORR
                                      ----------------------------------------
                                      Name:  David P. Orr
                                      Title:    Vice President

                             Three Riverway, Suite 1700
                             Houston, Texas 77056
                             Attn:    Ms. Laurie C. Tuzo
                                      Title:  Group Vice President

                             BANK BRUSSELS LAMBERT,
                             New York Branch



                             By:      /s/ CORNELIUS J. MCMORROW
                                      ----------------------------------------
                                      Name: Cornelius J. McMorrow
                                           -----------------------------------
                                      Title:  Vice  President
                                              --------------------------------



                             By:      /s/ DOMINICK H. J. VANGEEVER
                                      ----------------------------------------
                                      Name:   Dominick H. J. Vangeever
                                              --------------------------------
                                      Title:  Senior Vice President Credit
                                              --------------------------------

                             630 Fifth Avenue, 6th floor
                             New York, New York  10111
                             Attn:    Craig Hallsteen
                                      Title:  Vice President

                             BANK OF HAWAII



                             By:      /s/ ROBERT L. WILSON
                                      ----------------------------------------
                                      Name: Robert L. Wilson
                                           -----------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             1850 N. Central Avenue
                             Suite 400
                             Phoenix, Arizona  85004
                             Attn:    Elizabeth McLean
                                      Title:

                             BANK OF IRELAND - DUBLIN BRANCH



                             By:      /s/ CARMEL MCBRIDE
                                      ----------------------------------------
                                      Name: Carmel McBride
                                           -----------------------------------
                                      Title:
                                              --------------------------------

                             Corporate Banking, B-2, Head Office
                             Lower Baggot Street, Dublin 2, Ireland.
                             Attn:  Carmel McBride
                               Title: Vice President

                             THE BANK OF NEW YORK



                             By:      /s/ EDWARD F. RYAN, JR.
                                      ----------------------------------------
                                      Name: Edward F. Ryan, Jr.
                                           -----------------------------------
                                      Title:  Senior Vice President
                                              --------------------------------

                             One Wall Street
                             16th Floor South
                             New York, New York  10286
                             Attn:    Ted Ryan
                                      Title:

                             THE BANK OF NOVA SCOTIA



                             By:      /s/ VINCE FITZGERALD
                                      ----------------------------------------
                                      Name:   Vince Fitzgerald
                                      Title:  Authorized Signatory

                             One Liberty Plaza
                             26th Floor
                             New York, New York  10006
                             Attn:    Townsend Devereux
                                      Title:  Relationship Manager

                             NATEXIS BANQUE BFCE, formerly BANQUE FRANCAIS DU COMMERCE EXTERIEUR



                             By:      /s/ G. KEVIN DOOLEY
                                      ----------------------------------------
                                      Name:   G. Kevin Dooley
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------



                             By:      /s/ EVAN KRAUS
                                      ----------------------------------------
                                      Name:   Evan Kraus
                                              --------------------------------
                                      Title:  Associate
                                              --------------------------------

                             645 Fifth Avenue
                             20th Floor
                             New York, New York  10022
                             Attn:    Frederick Kammler
                                      Title:

                             BANQUE PARIBAS



                             By:      /s/ HARRY COLLYNS
                                      ----------------------------------------
                                      Name:   Harry Collyns
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------



                             By:      /s/ THOMAS G. BRANDT
                                      ----------------------------------------
                                      Name:   Thomas G. Brandt
                                              --------------------------------
                                      Title:  Director
                                              --------------------------------

                             2029 Century Park East
                             Suite 3900
                             Los Angeles, California  90067
                             Attn:    Bryan Petermann
                                      Title:  Vice President

                             BARCLAYS BANK PLC



                             By:      /s/ JAMES K. DOWNEY
                                      ----------------------------------------
                                      Name:   James K. Downey
                                              --------------------------------
                                      Title:  Associate Director
                                              --------------------------------

                             CAISSE NATIONALE DE CREDIT AGRICOLE



                             By:      /s/ DEAN BALICE
                                      ----------------------------------------
                                      Name:   Dean Balice
                                              --------------------------------
                                      Title:  Senior Vice President
                                              Branch Manager
                                              --------------------------------

                             600 Travis, Suite 2340
                             Houston, Texas  77002
                             Attn:    Ken Coulter
                                      Title:  Vice President

                             THE CHASE MANHATTAN BANK, N.A.



                             By:      /s/ DAVID G. STAPLES
                                      ----------------------------------------
                                      Name:   David G. Staples
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             270 Park Avenue
                             37th Floor
                             New York, New York  10017
                             Attn:    James Kuster
                                      Title:  Managing Director

                             CIBC INC.



                             By:      /s/ SUSAN HANNA
                                      ----------------------------------------
                                      Name:   Susan Hanna
                                      Title:  DIRECTOR, CIBC WOOD GUN
                                              SECURITY CORP., AS AGEN

                             425 Lexington Avenue
                             New York, New York  10017
                             Attn:    Susan Hanna
                                      Title:  DIRECTOR, CIBC WOOD GUNDY
                                              SECURITY CORP., AS AGENT

                             COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                             EUROPEENNE



                             By:      /s/ ANTHONY ROCK
                                      ----------------------------------------
                                      Name:   Anthony Rock
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------



                             By:      /s/ MARCUS EDWARD
                                      ----------------------------------------
                                      Name:   Marcus Edward
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             520 Madison Avenue
                             37th Floor
                             New York, New York  10022
                             Attn:    Anthony Rock
                                      Title:  Vice President

                             CORESTATES BANK, N.A.



                             By:      /s/ DOUGLAS E. BLACKMAN
                                      ----------------------------------------
                                      Name:   Douglas E. Blackman
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             1339 Chestnut Street
                             Philadelphia, Pennsylvania  19107
                             Attn:    Douglas E. Blackman
                                      Title: Vice President

                             CREDIT SUISSE FIRST BOSTON



                             By:      /s/ TODD C. MORGAN
                                      ----------------------------------------
                                      Name:   Todd C. Morgan
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------



                             By:      /s/ JUDITH E. SMITH
                                      ----------------------------------------
                                      Name:   Judith E. Smith
                                              --------------------------------
                                      Title:  Director
                                              --------------------------------

                             Eleven Madison Avenue
                             19th Floor
                             New York, New York  10010-3629
                             Attn:    Joe Coneeny
                                      Title:   Managing Director

                             CRESTAR BANK



                             By:      /s/ J. ERIC MILLHAM
                                      ----------------------------------------
                                      Name:   J. Eric Millham
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             919 E. Main Street
                             22th Floor
                             Richmond, Virginia  23219
                             Attn:    Eric Millham
                                      Title: Vice President

                             THE DAI-ICHI KANGYO BANK, LTD



                             By:      /s/ KAZUKI SHIMIZU
                                      ----------------------------------------
                                      Name:   Kazuki Shimizu
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             One World Trade Center
                             48th Floor
                             New York, New York  10048
                             Attn:    Seiji Imai
                                      Title:  Vice President

                             FIRST UNION NATIONAL BANK OF NORTH CAROLINA



                             By:      /s/ BRUCE LOFTIN
                                      ---------------------------------------

                                      Name:   Bruce Loftin
                                              -------------------------------
                                      Title:  Senior Vice President
                                              -------------------------------


                             Capital Markets Group - Communications
                             One First Union Center
                             301 South College Street, 5th Floor
                             Charlotte, North Carolina  28288-0735
                             Attn:    Adrienne T. Musgnug
                                      Title:  Vice President

                             FLEET BANK, N.A.


                             By:      /s/ MICHAEL A. CERULLO
                                      ----------------------------------------
                                      Name:   Michael A. Cerullo
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             175 State Street
                             28th Floor
                             New York, New York 10038
                             Attn:     Mike Cerrullo
                                      Title:   Vice President

                             THE FUJI BANK, LIMITED



                             By:      /s/ P. C. LAUINGER III
                                      ----------------------------------------
                                      Name:   Philip C. Lauinger III
                                              --------------------------------
                                      Title:  Vice President & Manager
                                              --------------------------------

                             One Houston Center
                             Suite 4100
                             1221 McKinney Street
                             Houston, Texas  77010
                             Attn:    Phillip C. Lauinger III
                                      Title:  Vice President and Manager

                             HIBERNIA NATIONAL BANK



                             By:      /s/ TROY J. VILLAFARRA
                                      ----------------------------------------
                                      Name:   Troy J. Villafarra
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             313 Carondelet Street
                             New Orleans, Louisiana  70130
                             Attn:    Troy Villafarra
                                      Title:  Vice President

                             INDUSTRIAL BANK OF JAPAN



                             By:      /s/ JEFFREY COLE
                                      ----------------------------------------
                                      Name:   Jeffrey Cole
                                              --------------------------------
                                      Title:  Senior Vice President
                                              --------------------------------

                             1251 Avenue of the Americas
                             32nd Floor
                             New York, New York  10020-1104
                             Attn:    Jeff Cole
                                      Title:

                             KEY CORPORATE CAPITAL INC.



                             By:      /s/ JASON R. WEAVER
                                      ----------------------------------------
                                      Name:   Jason R. Weaver
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             Media & Telecommunications Finance Division
                             127 Public Square
                             Cleveland, Ohio  44114-1306
                             Attn:    Jason R. Weaver
                                      Title:  Assistant Vice President

                             THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH



                             By:      /s/ SADAO MURAOKA
                                      ----------------------------------------
                                      Name:   Sadao Muraoka
                                              --------------------------------
                                      Title:  Head of Southwest Region
                                              --------------------------------

                             165 Broadway
                             New York, New York  10006
                             Attn:    Maria Araujo
                                      Title:

                             MELLON BANK, N.A.



                             By:      /s/ NATHAN H. KEHM
                                      ----------------------------------------
                                      Name:    Nathan H. Kehm
                                              --------------------------------
                                      Title:   Assistant Vice President
                                              --------------------------------

                             One Mellon Bank Center, Room 4440
                             Pittsburgh, Pennsylvania  15258-0001
                             Attn:    Nathan H. Kehm
                                      Title:  Assistant Vice President

                             MICHIGAN NATIONAL BANK



                             By:      /s/ STEPHANE LUBIN
                                      ----------------------------------------
                                      Name:   Stephane Lubin
                                              --------------------------------
                                      Title:  Relationship Manager
                                              --------------------------------

                             Specialty Industries 10-36
                             27777 Inkster Road
                             Farmington Hills, Michigan  48334-1036
                             Attn:    Stephane Lubin
                                      Title:  Vice President

                             THE MITSUBISHI TRUST AND BANKING CORPORATION



                             By:      /s/ BEATRICE KOSSODO
                                      ----------------------------------------
                                      Name:   Beatrice Kossodo
                                              --------------------------------
                                      Title:  Senior Vice President
                                              --------------------------------

                             520 Madison Avenue, 25th Floor
                             New York, New York  10022
                             Attn:    David Lerner
                                      Title: Vice President

                             PNC BANK, NATIONAL ASSOCIATION



                             By:      /s/ JEFFREY E. HAUSER
                                      ----------------------------------------
                                      Name:   Jeffrey E. Hauser
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             1600 Market Street
                             21st Floor
                             Philadelphia, Pennsylvania  19103
                             Attn:    Jeff Hauser
                                      Title:  Vice President

                             THE ROYAL BANK OF SCOTLAND, PLC



                             By:      /s/ KAREN L. STEFANCIC
                                      ----------------------------------------
                                      Name:   Karen Stefancic
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             88 Pine Street
                             26th Floor
                             New York, New York  10005
                             Attn:    Karen Stefancic
                                      Title:  Vice President

                             THE SANWA BANK, LIMITED, DALLAS AGENCY



                             By:      /s/ MATTHEW G. PATRICK
                                      ----------------------------------------
                                      Name:   Matthew G. Patrick
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             4100 W. Texas Commerce Tower
                             2200 Ross Avenue
                             Dallas, Texas  75201
                             Attn:    Matthew Patrick
                                      Title:  Vice President

                             SOCIETE GENERALE



                             By:      /s/ MARK VIGIL
                                      ----------------------------------------
                                      Name:   Mark Vigil
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             1221 Avenue of the Americas
                             New York, New York  10020
                             Attn:    Mark Vigil
                                      Title:

                             THE SUMITOMO BANK, LIMITED



                             By:      /s/ HARUMITSU SEKI
                                      ----------------------------------------
                                      Name:   Harumitsu Seki
                                              --------------------------------
                                      Title:  General Manager
                                              --------------------------------

                             700 Louisiana
                             Suite 1750
                             Houston, Texas  77002
                             Attn:    Daniel Payer
                                      Title:

                             SUN TRUST BANK, CENTRAL FLORIDA, N.A.



                             By:      /s/ JANET P. SAMMONS
                                      ----------------------------------------
                                      Name:   Janet P. Sammons
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             200 South Orange Avenue
                             Orlando, Florida  32801
                             Attn:    Chris Aguilar
                                      Title:  First Vice President

                             THE TOYO TRUST & BANKING COMPANY, LTD., NEW
                             YORK BRANCH



                             By:      /s/ TAKASHI MIKUMO
                                      ----------------------------------------
                                      Name:   Takashi Mikumo
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------


                             666 Fifth Avenue
                             33rd Floor
                             Attn:    Sharon Bonelli
                                      Title:  Vice President

                             UNION BANK OF CALIFORNIA, N.A.



                             By:      /s/ CHRISTINE P. BALL
                                      ----------------------------------------
                                      Name:   Christine P. Ball
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             445 South Figueroa Street
                             Los Angeles, California  90071
                             Attn:    Christine Ball
                                      Title:  Vice President

                             WACHOVIA BANK OF GEORGIA, N.A.



                             By:      /s/ CARL E. PEOPLES
                                      ----------------------------------------
                                      Name:   Carl E. Peoples
                                              --------------------------------
                                      Title:  VP
                                              --------------------------------

                             191 Peachtree Street
                             28th Floor, Mail Code 370
                             Atlanta, Georgia  30303
                             Attn:    Carl E. Peoples
                                      Title:  Vice President

                             WELLS FARGO BANK (TEXAS), N.A., formerly know as FIRST INTERSTATE BANK OF TEXAS, N.A.



                             By:      /s/ SUSAN COULTER
                                      ----------------------------------------
                                      Name:   Susan Coulter
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------

                             100 Congress, Suite 150
                             Austin, Texas  78701
                             Attn:    Susan Coulter
                                      Title:  Vice President

                             WESTDEUTSCHE LANDESBANK, GIROZENTRALE



                             By:      /s/ KHEIL A. MCINTYRE
                                      ----------------------------------------
                                      Name:   Kheil A. McIntyre
                                              --------------------------------
                                      Title:  Vice President
                                              --------------------------------


                             By:      /s/ JIM VENEAN
                                      ----------------------------------------
                                      Name:   Jim Venean
                                              --------------------------------
                                      Title:  Analyst
                                              --------------------------------

                             1211 Avenue of the Americas
                             New York, New York  10036
                             Attn:    Kheil McIntyre
                                      Title:  Vice President